Off-Balance Sheet Lending-Related Financial Instruments, Guarantees and Other Commitments	12 Months Ended
Dec. 31, 2010
Off-balance sheet lending related-financial instruments, guarantees and other commitments [Abstract]
Off-Balance Sheet Lending-Related Financial Instruments, Guarantees and Other Commitments
Note 30 – Off-balance sheet lending-related financial instruments, guarantees and other commitments
JPMorgan Chase utilizes lending-related financial instruments (e.g., commitments and guarantees) to meet the financing needs of its customers. The contractual amount of these financial instruments represents the Firm’s maximum possible credit risk should the counterparty draw upon the commitment or the Firm be required to fulfill its obligation under the guarantee, and should the counterparty subsequently fail to perform according to the terms of the contract. Most of these commitments and guarantees expire without being drawn or a default occurring. As a result, the total contractual amount of these instruments is not, in the Firm’s view, representative of its actual future credit exposure or funding requirements.
To provide for the risk of loss inherent in wholesale and consumer (excluding credit card) related contracts, an allowance for credit losses on lending-related commitments is maintained. See Note 15 on pages 239–243 of this Annual Report for further discussion regarding the allowance for credit losses on lending-related commitments.
The following table summarizes the contractual amounts and carrying values of off-balance sheet lending-related financial instruments, guarantees and other commitments at December 31, 2010 and 2009. The amounts in the table below for credit card and home equity lending-related commitments represent the total available credit for these products. The Firm has not experienced, and does not anticipate, that all available lines of credit for these products will be utilized at the same time. The Firm can reduce or cancel credit card lines of credit by providing the borrower prior notice or, in some cases, without notice as permitted by law. The Firm may reduce or close home equity lines of credit when there are significant decreases in the value of the underlying property or when there has been a demonstrable decline in the creditworthiness of the borrower.
Off-balance sheet lending-related financial instruments, guarantees and other commitments

	Contractual amount			Carrying value(l)
December 31, (in millions)	2010	2009		2010		2009

Lending-related
Consumer, excluding credit card:
Home equity – senior lien	$16,060	$19,246			$—		$—
Home equity – junior lien	28,681	37,231			—		—
Prime mortgage	1,266	1,654			—		—
Subprime mortgage	—	—			—		—
Auto	5,246	5,467			2		7
Business banking	9,702	9,040			4		5
Student and other	579	2,189			—		—

Total consumer, excluding credit card	61,534	74,827			6		12

Credit card	547,227	569,113			—		—

Total consumer	608,761	643,940			6		12

Wholesale:
Other unfunded commitments to extend credit (a)(b)(c)	199,859	192,145			364		356
Asset purchase agreements(b)	—	22,685			—		126
Standby letters of credit and other financial guarantees(a)(c)(d)(e)	94,837	91,485			705		919
Unused advised lines of credit	44,720	35,673			—		—
Other letters of credit(a)(e)	6,663	5,167			2		1

Total wholesale	346,079	347,155			1,071		1,402

Total lending-related	$954,840	$991,095			$1,077		$1,414

Other guarantees and commitments
Securities lending indemnifications(f)	$181,717	$170,777		$	NA	$	NA
Derivatives qualifying as guarantees(g)	87,768	98,052	(k)		294		896	(k)
Unsettled reverse repurchase and securities borrowing agreements	39,927	48,187			—		—
Equity investment commitments(h)	2,468	2,374			—		—
Building purchase commitments	258	670			—		—
Other guarantees and commitments(i)	3,766	3,671			6		6
Loan sale and securitization-related indemnifications:
Repurchase liability(j)	NA	NA			3,285		1,705
Loans sold with recourse	10,982	13,544			153		271

(a)	At December 31, 2010 and 2009, represents the contractual amount net of risk participations totaling $542 million and $643 million, respectively, for other unfunded commitments to extend credit; $22.4 billion and $24.6 billion, respectively, for standby letters of credit and other financial guarantees; and $1.1 billion and $690 million, respectively, for other letters of credit. In regulatory filings with the Federal Reserve Board these commitments are shown gross of risk participations.

(b)	Upon the adoption of the accounting guidance related to VIEs, $24.2 billion of lending-related commitments between the Firm and Firm-administered multi-seller conduits were eliminated upon consolidation. The decrease in lending-related commitments was partially offset by the addition of $6.5 billion of unfunded commitments directly between the multi-seller conduits and clients; these unfunded commitments of the consolidated conduits are now included as off–balance sheet lending-related commitments of the Firm. The carrying value of asset purchase agreements of $126 million at December 31, 2009 was comprised of $18 million for the allowance for lending-related commitments; and $108 million for the guarantee liability and corresponding asset.

(c)	Includes credit enhancements and bond and commercial paper liquidity commitments to U.S. states and municipalities, hospitals and other not-for-profit entities of $43.4 billion and $44.1 billion, at December 31, 2010 and 2009, respectively.

(d)	At December 31, 2010 and 2009, includes unissued standby letters of credit commitments of $41.6 billion and $38.4 billion, respectively.

(e)	At December 31, 2010 and 2009, JPMorgan Chase held collateral relating to $37.8 billion and $31.5 billion, respectively, of standby letters of credit; and $2.1 billion and $1.3 billion, respectively, of other letters of credit.

(f)	At December 31, 2010 and 2009, collateral held by the Firm in support of securities lending indemnification agreements was $185.0 billion and $173.2 billion, respectively. Securities lending collateral comprises primarily cash, and securities issued by governments that are members of the Organisation for Economic Co-operation and Development (“OECD”) and U.S. government agencies.

(g)	Represents notional amounts of derivatives qualifying as guarantees. The carrying value at December 31, 2010 and 2009, reflects derivative payables of $390 million and $974 million, respectively, less derivative receivables of $96 million and $78 million, respectively.

(h)	At December 31, 2010 and 2009, includes unfunded commitments of $1.0 billion and $1.5 billion, respectively, to third-party private equity funds that are generally fair valued at net asset value as discussed in Note 3 on pages 170–187 of this Annual Report; and $1.4 billion and $897 million, respectively, to other equity investments.

(i)	Amounts include letters of credit hedged by derivative transactions and managed on a market risk basis.

(j)	Represents estimated repurchase liability related to indemnifications for breaches of representations and warranties in loan sale and securitization agreements. For additional information, see Loan sale and securitization-related indemnifications on pages 278–279 of this Note.

(k)	The prior period has been revised to conform to current presentation.

(l)	For lending-related products the carrying value represents the allowance for lending-related commitments and the fair value of the guarantee liability, for derivative-related products the carrying value represents the fair value. For all other products the carrying value represents the valuation reserve.
Other unfunded commitments to extend credit
Other unfunded commitments to extend credit are generally comprised of commitments for working capital and general corporate purposes as well as extensions of credit to support commercial paper facilities and bond financings in the event that those obligations cannot be remarketed to new investors.
Also included in other unfunded commitments to extend credit are commitments to noninvestment-grade counterparties in connection with leveraged and acquisition finance activities which were $5.9 billion and $7.0 billion at December 31, 2010 and 2009, respectively. For further information, see Note 3 and Note 4 on pages 170–187 and 187–189 respectively, of this Annual Report.
Guarantees
U.S. GAAP requires that a guarantor recognize, at the inception of a guarantee, a liability in an amount equal to the fair value of the obligation undertaken in issuing the guarantee. U.S. GAAP defines a guarantee as a contract that contingently requires the guarantor to pay a guaranteed party based upon: (a) changes in an underlying asset, liability or equity security of the guaranteed party; or (b) a third party’s failure to perform under a specified agreement. The Firm considers the following off–balance sheet lending-related arrangements to be guarantees under U.S. GAAP: certain asset purchase agreements, standby letters of credit and financial guarantees, securities lending indemnifications, certain indemnification agreements included within third-party contractual arrangements and certain derivative contracts.
As required by U.S. GAAP, the Firm initially records guarantees at the inception date fair value of the obligation assumed (e.g., the amount of consideration received, the net present value of the premium receivable). For certain types of guarantees, the Firm records this fair value amount in other liabilities with an offsetting entry recorded in cash (for premiums received), or other assets (for premiums receivable). Any premium receivable recorded in other assets is reduced as cash is received under the contract, and the fair value of the liability recorded at inception is amortized into income as lending- and deposit-related fees over the life of the guarantee contract. For indemnifications provided in sales agreements, a portion of the sale proceeds is allocated to the guarantee, which adjusts the gain or loss that would otherwise result from the transaction. For these indemnifications, the initial liability is amortized to income as the Firm’s risk is reduced (i.e., over time or when the indemnification expires). Any contingent liability that exists as a result of issuing the guarantee or indemnification is recognized when it become probable and reasonably estimable. The contingent portion of the liability is not recognized if the estimated amount is less than the carrying amount of the liability recognized at inception (adjusted for any amortization). The recorded amounts of the liabilities related to guarantees and indemnifications at December 31, 2010 and 2009, excluding the allowance for credit losses on lending-related commitments, are discussed in footnote (b) to the table above and below in this Note on pages 276–280.
Standby letters of credit
Standby letters of credit (“SBLC”) and other financial guarantees are conditional lending commitments issued by the Firm to guarantee the performance of a customer to a third party under certain arrangements, such as commercial paper facilities, bond financings, acquisition financings, trade and similar transactions. The carrying values of standby and other letters of credit were $707 million and $920 million at December 31, 2010 and 2009, respectively, which were classified in accounts payable and other liabilities on the Consolidated Balance Sheets; these carrying values include $347 million and $553 million, respectively, for the allowance for lending-related commitments, and $360 million and $367 million, respectively, for the guarantee liability and corresponding asset.

The following table presents standby letters of credit and other letters of credit arrangements by the ratings profiles of the Firm’s customers as of December 31, 2010 and 2009.
Standby letters of credit and other financial guarantees and other letters of credit

	2010		2009
	Standby letters		Standby letters
	of credit and other	Other letters	of credit and other	Other letters
December 31, (in millions)	financial guarantees	of credit	financial guarantees	of credit

Investment-grade(a)	$70,236	$5,289	$66,786	$3,861
Noninvestment-grade(a)	24,601	1,374	24,699	1,306

Total contractual amount(b)	94,837 (c)	6,663	91,485 (c)	5,167

Allowance for lending-related commitments	345	2	552	1
Commitments with collateral	37,815	2,127	31,454	1,315

(a)	The ratings scale is based on the Firm’s internal ratings which generally correspond to ratings as defined by S&P and Moody’s.

(b)	At December 31, 2010 and 2009, represents the contractual amount net of risk participations totaling $22.4 billion and $24.6 billion, respectively, for standby letters of credit and other financial guarantees; and $1.1 billion and $690 million, respectively, for other letters of credit. In regulatory filings with the Federal Reserve these commitments are shown gross of risk participations.

(c)	At December 31, 2010 and 2009, includes unissued standby letters of credit commitments of $41.6 billion and $38.4 billion, respectively.
Indemnification agreements – general
In connection with issuing securities to investors, the Firm may enter into contractual arrangements with third parties that require the Firm to make a payment to them in the event of a change in tax law or an adverse interpretation of tax law. In certain cases, the contract also may include a termination clause, which would allow the Firm to settle the contract at its fair value in lieu of making a payment under the indemnification clause. The Firm may also enter into indemnification clauses in connection with the licensing of software to clients (“software licensees”) or when it sells a business or assets to a third party (“third-party purchasers”), pursuant to which it indemnifies software licensees for claims of liability or damages that may occur subsequent to the licensing of the software, or third-party purchasers for losses they may incur due to actions taken by the Firm prior to the sale of the business or assets. It is difficult to estimate the Firm’s maximum exposure under these indemnification arrangements, since this would require an assessment of future changes in tax law and future claims that may be made against the Firm that have not yet occurred. However, based on historical experience, management expects the risk of loss to be remote.
Securities lending indemnification
Through the Firm’s securities lending program, customers’ securities, via custodial and non-custodial arrangements, may be lent to third parties. As part of this program, the Firm provides an indemnification in the lending agreements which protects the lender against the failure of the third-party borrower to return the lent securities in the event the Firm did not obtain sufficient collateral. To minimize its liability under these indemnification agreements, the Firm obtains cash or other highly liquid collateral with a market value exceeding 100% of the value of the securities on loan from the borrower. Collateral is marked to market daily to help assure that collateralization is adequate. Additional collateral is called from the borrower if a shortfall exists, or collateral may be released to the borrower in the event of overcollateralization. If a borrower defaults, the Firm would use the collateral held to purchase replacement securities in the market or to credit the lending customer with the cash equivalent thereof. Also, as part of this program, the Firm invests cash collateral received from the borrower in accordance with approved guidelines.
Derivatives qualifying as guarantees
In addition to the contracts described above, the Firm transacts certain derivative contracts that meet the characteristics of a guarantee under U.S. GAAP. These contracts include written put options that require the Firm to purchase assets upon exercise by the option holder at a specified price by a specified date in the future. The Firm may enter into written put option contracts in order to meet client needs, or for trading purposes. The terms of written put options are typically five years or less. Derivative guarantees also include contracts such as stable value derivatives that require the Firm to make a payment of the difference between the market value and the book value of a counterparty’s reference portfolio of assets in the event that market value is less than book value and certain other conditions have been met. Stable value derivatives, commonly referred to as “stable value wraps”, are transacted in order to allow investors to realize investment returns with less volatility than an unprotected portfolio and are typically longer-term or may have no stated maturity, but allow the Firm to terminate the contract under certain conditions.
Derivative guarantees are recorded on the Consolidated Balance Sheets at fair value in trading assets and trading liabilities. The total notional amount of the derivatives that the Firm deems to be guarantees was $87.8 billion and $98.1 billion at December 31, 2010 and 2009, respectively. The notional amount generally represents the Firm’s maximum exposure to derivatives qualifying as guarantees. However, exposure to certain stable value derivatives is contractually limited to a substantially lower percentage of the notional amount; the notional amount on these stable value contracts was $25.9 billion and $24.9 billion and the maximum exposure to loss was $2.7 billion and $2.5 billion, at December 31, 2010 and 2009, respectively. The fair values of the contracts reflects the probability of whether the Firm will be required to perform under the contract. The fair value related to derivative guarantees were derivative payables of $390 million and $974 million and derivative receivables of $96 million and $78 million at December 31, 2010 and 2009, respectively. The Firm reduces exposures to these contracts by entering into offsetting transactions, or by entering into contracts that hedge the market risk related to the derivative guarantees.
In addition to derivative contracts that meet the characteristics of a guarantee, the Firm is both a purchaser and seller of credit protection in the credit derivatives market. For a further discussion of credit derivatives, see Note 6 on pages 191–199 of this Annual Report.
Unsettled reverse repurchase and securities borrowing agreements
In the normal course of business, the Firm enters into reverse repurchase agreements and securities borrowing agreements that settle at a future date. At settlement, these commitments require that the Firm advance cash to and accept securities from the counterparty. These agreements generally do not meet the definition of a derivative, and therefore, are not recorded on the Consolidated Balance Sheets until settlement date. At December 31, 2010 and 2009, the amount of commitments related to forward starting reverse repurchase agreements and securities borrowing agreements were $14.4 billion and $23.4 billion, respectively. Commitments related to unsettled reverse repurchase agreements and securities borrowing agreements with regular way settlement periods were $25.5 billion and $24.8 billion at December 31, 2010 and 2009, respectively.
Building purchase commitments
In connection with the Bear Stearns merger, the Firm succeeded to an operating lease arrangement for the building located at 383 Madison Avenue in New York City (the “Synthetic Lease”). Under the terms of the Synthetic Lease, the Firm was obligated to a maximum residual value guarantee of approximately $670 million if the building were sold and the proceeds of the sale were insufficient to satisfy the lessor’s debt obligation. Effective November 1, 2010, the lease expired and the Firm purchased the property recognizing the $670 million purchase price in premises and equipment.
On December 15, 2010, the Firm entered into an agreement to purchase the leasehold property at 60 Victoria Embankment in London, a building the Firm has leased since 1991, for approximately $253 million. The purchase of this building is expected to close in the second quarter of 2011.
Loan sale and securitization-related indemnifications
Indemnifications for breaches of representations and warranties
In connection with the Firm’s loan sale and securitization activities with the GSEs and other loan sale and private-label securitization transactions, as described in Notes 14 and 16 on pages 220–238 and 244–259, respectively, of this Annual Report, the Firm has made representations and warranties that the loans sold meet certain requirements. For transactions with the GSEs, these representations include type of collateral, underwriting standards, validity of certain borrower representations in connection with the loan, that primary mortgage insurance is in force for any mortgage loan with an LTV ratio greater than 80%, and the use of the GSEs’ standard legal documentation. The Firm may be, and has been, required to repurchase loans and/or indemnify the GSEs and other investors for losses due to material breaches of these representations and warranties; however, predominantly all of the repurchase demands received by the Firm and the Firm’s losses realized to date are related to loans sold to the GSEs. Generally, the maximum amount of future payments the Firm would be required to make for breaches of these representations and warranties would be equal to the unpaid principal balance of such loans that are deemed to have defects sold to purchasers (including securitization-related SPEs) plus, in certain circumstances, accrued and unpaid interest on such loans and certain expense.
Subsequent to the Firm’s acquisition of certain assets and liabilities of Washington Mutual from the FDIC in September 2008, the Firm resolved and/or limited certain current and future repurchase demands for loans sold to the GSEs by Washington Mutual, although it remains the Firm’s position that such obligations remain with the FDIC receivership. Nevertheless, certain payments have been made with respect to certain of the then current and future repurchase demands, and the Firm will continue to evaluate and may pay certain future repurchase demands related to individual loans. In addition to the payments already made, the Firm has a remaining repurchase liability of approximately $190 million as of December 31, 2010, relating to unresolved and future demands on the Washington Mutual portfolio.
The primary reasons for repurchase demands from the GSEs relate to alleged misrepresentations primarily driven by: (i) credit quality and/or undisclosed debt of the borrower; (ii) income level and/or employment status of the borrower; and (iii) appraised value of collateral. Ineligibility of the borrower for the particular product, mortgage insurance rescissions and missing documentation are other reasons for repurchase demands.
Beginning in 2009, mortgage insurers more frequently rescinded mortgage insurance coverage. The successful rescission of mortgage insurance typically results in a violation of representations and warranties made to the GSEs and, therefore, has been a significant cause of repurchase demands from the GSEs. The Firm actively reviews all rescission notices from mortgage insurers and contests them when appropriate. In addition, the Firm is engaged in discussions with various mortgage insurers on their rights and practices related to rescinding mortgage insurance coverage. The Firm has entered into agreements with two mortgage insurers to make processes more efficient and reduce exposure on claims on certain portfolios for which the Firm is a servicer. The impact of these agreements is reflected in the repurchase liability as of December 31, 2010.
When the Firm accepts a repurchase demand from one of the GSEs, the Firm may either (a) repurchase the loan or the underlying collateral from the GSE at the unpaid principal balance of the loan plus accrued interest, or (b) reimburse the GSE for its realized loss on a liquidated property (a “make-whole” payment).
To estimate the Firm’s repurchase liability arising from breaches of representations and warranties, the Firm considers:
(i)	the level of current unresolved repurchase demands and mortgage insurance rescission notices,

(ii)	estimated probable future repurchase demands based upon loans that are or ever have been 90 days past due considering historical experience,
(iii)	the potential ability of the Firm to cure the defects identified in the repurchase demands,
(iv)	the estimated severity of loss upon repurchase of the loan or collateral, make-whole settlement, or indemnification,
(v)	the Firm’s potential ability to recover its losses from third-party originators, and
(vi)	the terms of agreements with certain mortgage insurers and other parties.
Based on these factors, the Firm has recognized a repurchase liability of $3.3 billion and $1.7 billion, including the Washington Mutual liability described above, as of December 31, 2010 and 2009, respectively, which is reported in accounts payable and other liabilities net of probable recoveries from third parties.
Substantially all of the estimates and assumptions underlying the Firm’s established methodology for computing its recorded repurchase liability – including factors such as the amount of probable future demands from purchasers, the ability of the Firm to cure identified defects, the severity of loss upon repurchase or foreclosure, and recoveries from third parties – require application of a significant level of management judgment. Estimating the repurchase liability is further complicated by limited and rapidly changing historical data and uncertainty surrounding numerous external factors, including: (i) macro-economic factors, and (ii) the level of future demands, which is dependent, in part, on actions taken by third parties such as the GSEs and mortgage insurers. While the Firm uses the best information available to it in estimating its repurchase liability, the estimation process is inherently uncertain and imprecise and, accordingly, losses in excess of the amounts accrued as of December 31, 2010 are reasonably possible.
The Firm believes the estimate of the range of reasonably possible losses, in excess of reserves established, for its repurchase liability is from $0 to approximately $2 billion at December 31, 2010. This estimated range of reasonably possible loss is based on an assumed peak to trough decline in home prices of 46%, which is an additional 12 percentage point decline in home prices beyond the Firm’s current assumptions. Such a decline could increase the level of loan delinquencies, thereby potentially increasing the repurchase demand rate from the GSEs and increasing loss severity on repurchased loans, each of which could affect the Firm’s repurchase liability. The Firm does not consider such a further decline in home prices to be likely to occur, and actual repurchase losses could vary significantly from the Firm’s recorded repurchase liability or this estimate of reasonably possible additional losses, depending on the outcome of various factors, including those considered above.
The following table summarizes the change in the repurchase liability for each of the periods presented.
Summary of changes in repurchase liability

Year ended December 31,
(in millions)	2010		2009		2008

Repurchase liability at beginning of period	$1,705		$1,093		$15
Realized losses(a)	(1,423)		(1,253	)(c)	(155)
Provision for repurchase losses	3,003		1,865		1,233	(d)

Repurchase liability at end of period	$3,285	(b)	$1,705		$1,093

(a)	Includes principal losses and accrued interest on repurchased loans, “make-whole” settlements, settlements with claimants, and certain related expense. For the years ended December 31, 2010, 2009 and 2008, make-whole settlements were $632 million, $277 million and $34 million, respectively.
(b)	Includes $190 million at December 31, 2010, related to future demands on loans sold by Washington Mutual to the GSEs.

(c)	Includes the Firm’s resolution of certain current and future repurchase demands for certain loans sold by Washington Mutual.

(d)	Includes a repurchase liability assumed for certain loans sold by Washington Mutual; this assumed liability was reported as a reduction of the extraordinary gain rather than as a charge to the provision for credit losses.
Loans sold with recourse
The Firm provides servicing for mortgages and certain commercial lending products on both a recourse and nonrecourse basis. In nonrecourse servicing, the principal credit risk to the Firm is the cost of temporary servicing advances of funds (i.e., normal servicing advances). In recourse servicing, the servicer agrees to share credit risk with the owner of the mortgage loans, such as Fannie Mae or Freddie Mac or a private investor, insurer or guarantor. Losses on recourse servicing predominantly occur when foreclosure sales proceeds of the property underlying a defaulted loan are less than the sum of the outstanding principal balance, plus accrued interest on the loan and the cost of holding and disposing of the underlying property. The Firm’s securitizations are predominantly nonrecourse, thereby effectively transferring the risk of future credit losses to the purchaser of the mortgage-backed securities issued by the trust. At December 31, 2010 and 2009, the unpaid principal balance of loans sold with recourse totaled $11.0 billion and $13.5 billion, respectively. The carrying value of the related liability that the Firm has recorded, which is representative of the Firm’s view of the likelihood it will have to perform under this guarantee, was $153 million and $271 million at December 31, 2010 and 2009, respectively.
Credit card charge-backs
Prior to November 1, 2008, the Firm was a partner with one of the leading companies in electronic payment services in a joint venture operating under the name of Chase Paymentech Solutions, LLC (the “joint venture”). The joint venture provided merchant processing services in the U.S. and Canada. The dissolution of the joint venture was completed on November 1, 2008, and JPMorgan Chase retained approximately 51% of the business under the Chase Paymentech name.

Under the rules of Visa USA, Inc., and MasterCard International, JPMorgan Chase Bank, N.A., is liable primarily for the amount of each processed credit card sales transaction that is the subject of a dispute between a cardmember and a merchant. If a dispute is resolved in the cardmember’s favor, Chase Paymentech will (through the cardmember’s issuing bank) credit or refund the amount to the cardmember and will charge back the transaction to the merchant. If Chase Paymentech is unable to collect the amount from the merchant, Chase Paymentech will bear the loss for the amount credited or refunded to the cardmember. Chase Paymentech mitigates this risk by withholding future settlements, retaining cash reserve accounts or by obtaining other security. However, in the unlikely event that: (1) a merchant ceases operations and is unable to deliver products, services or a refund; (2) Chase Paymentech does not have sufficient collateral from the merchant to provide customer refunds; and (3) Chase Paymentech does not have sufficient financial resources to provide customer refunds, JPMorgan Chase Bank, N.A., would be liable for the amount of the transaction. For the year ended December 31, 2010, Chase Paymentech incurred aggregate credit losses of $12 million on $469.3 billion of aggregate volume processed, and at December 31, 2010, it held $189 million of collateral. For the year ended December 31, 2009, Chase Paymentech incurred aggregate credit losses of $11 million on $409.7 billion of aggregate volume processed, and at December 31, 2009, it held $213 million of collateral. For the year ended December 31, 2008, Chase Paymentech incurred aggregate credit losses of $13 million on $713.9 billion of aggregate volume processed, and at December 31, 2008, it held $222 million of collateral. The Firm believes that, based on historical experience and the collateral held by Chase Paymentech, the fair value of the Firm’s charge back-related obligations, which are representative of the payment or performance risk to the Firm, is immaterial.
Exchange and clearinghouse guarantees
The Firm is a member of several securities and futures exchanges and clearinghouses, both in the U.S. and other countries. Membership in some of these organizations requires the Firm to pay a pro rata share of the losses incurred by the organization as a result of the default of another member. Such obligations vary with different organizations. These obligations may be limited to members who dealt with the defaulting member or to the amount (or a multiple of the amount) of the Firm’s contribution to a member’s guarantee fund, or, in a few cases, the obligation may be unlimited. It is difficult to estimate the Firm’s maximum exposure under these membership agreements, since this would require an assessment of future claims that may be made against the Firm that have not yet occurred. However, based on historical experience, management expects the risk of loss to be remote.